Goodwill	6 Months Ended
Jun. 30, 2024
Goodwill [Abstract]
GOODWILL
11	GOODWILL

On 3 June 2022, the Group acquired 100% of the shares of Spotlight Recreational Services LLC (“Spotlight”), a Company incorporated under the laws of the United Arab Emirates, pursuant to the signed sale and purchase agreement. Spotlight is engaged in operating live events. This acquisition has been accounted for in accordance with IFRS 3 Business Combinations.

Management believes there are no material provisional assets and liabilities to be recorded at the date of the acquisition, further Management is of the opinion that there are no identifiable intangible assets at the date of acquisition, hence all the purchase consideration were recorded as goodwill in these condensed interim consolidated financial statements. The purchase consideration was as follows:

●	USD 350,000 paid in cash at closing of acquisition which has been fully paid is at December 31, 2022

●	USD 250,000, to be paid in shares

In conjunction with the resignation of the General Manager of Spotlight, management has performed an impairment test on the goodwill associated with the business. Following this assessment, management has determined that the goodwill is impaired and has therefore written off the entire goodwill balance.